UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 12, 2006

                            2-TRACK GLOBAL, INC.
             (Exact name of registrant as specified in its charter)

            Nevada                   333-89208               41-2036671
(State or Other Jurisdiction      (Commission File          (I.R.S. Employer
      of Incorporation)                Number)           Identification Number)

               35 Argo House, Kilburn Road, London, U.K. NW6 5LF
              (Address of principal executive offices) (zip code)

                                 011-44-20-7644-0472
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01 Changes in Registrant's Certifying Accountant

On December 5, 2006, the Company received notification by an e-mail from an associate of former independent registered public accountants, Moen & Company LLP,Certified Public Accountants, of Vancouver, Canada, that it was in the process of winding down the firm's practice due to Mr Irving. Moen's retirement. The Company has attempted to contact Mr. Moen to verify this information but has not been successful. Therefore, the Company's Board of Directors, on December 12, 2006, took action to replace Moen & Company with Michael T. Studer CPA P.C., 18 East Sunrise Highway, Suite 311, Freeport,
NY. Mr. Studer's engagement was effective on December 12, 2006.

During the two fiscal years ended December 31, 2005 and 2004 and as of December 5,2006, there were no disagreements with Moen & Company LLP. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moen & Company, would have caused them to make reference in connection with their report to the subject matter of the disagreement. Furthermore, Moen & Company has not advised the Company of any reportable events as defined in
Item 304(a)(1)(iv)(B) of Regulation S-B.

The report of the independent registered public accounting firm of Moen & Company as of and for the years ended December 31, 2005 and 2004, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principle. However, the reports contained a "going concern" paragraph.

A copy of the foregoing disclosures was provided to Moen & Company prior to the date of the filing of this report. However, Moen & Company has not furnished the Company with a copy of its letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements above. The Company will file the letter upon the receipt of it from the former accountant.

Currently Michael T. Studer CPA P.C. is in the process of reviewing the Company's unaudited financial statements for the quarter ended September 30, 2006. Prior to Mr. Studer's engagement, the Company did not consult him regarding the application of accounting principles to a specific completed or contemplated transaction, orthe type of audit opinion that might be rendered on the Company's financial statements nor did Mr. Studer provide any written or oral advice relating to any accounting, auditing or financial issue relating to the Company.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  2-Track Global, Inc.

Dated: December 14, 2006                          By: /s/ Mike Jung
                                                  ---------------------------
                                                  Chief Executive Officer and
                                                  Chief Financial Officer